                         Exhibit 23.1

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                CONSENT OF INDEPENDENT AUDITORS

          We consent to the use in this Amendment No. 1 to Reg-istration Statement No. 333-82319 on Form S-6 of our report dated July 13, 1999, appearing in this Prospectus, which is part of this Registration Statement. We consent to the refer-ence to our Firm as experts under the heading "Auditors" in the Prospectus which is a part of this Registration Statement.

                                   /s/Deloitte & Touche LLP
                                   Deloitte & Touche LLP



July 13, 1999
New York, New York